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                                                                    EXHIBIT 23.2

               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


     As independent certified public accountants, we hereby consent to the incorporation by reference in this Registration Statement on Form S-3 of our report dated February 20, 1996 included in ParkerVision, Inc.'s Annual Report on Form 10-KSB for the year ended December 31, 1995 and to all references to our Firm included in this Registration Statement.


/s/ Arthur Andersen LLP

ARTHUR ANDERSEN LLP
Jacksonville, Florida
December 6, 1996